Supplement to the Class A, B and C Prospectus

                       CREDIT SUISSE LARGE CAP VALUE FUND

        The following information amends and supersedes certain information on page 6 of the fund's Prospectus.

                              Performance Summary

The bar chart below provides an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes of shares will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

                           YEAR-BY-YEAR TOTAL RETURNS

-----------------------------------------------------------------------------------------------------
YEAR ENDED 12/31:       1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-----------------------------------------------------------------------------------------------------
LARGE CAP VALUE FUND    -2.38%  29.51%  21.93%  32.73%  18.59%  10.39%   8.35%  -6.81% -15.76%  24.58%
Best quarter: 15.99% (Q4 98)
Worst quarter: -14.68% (Q3 02)
Inception date (Class A): 7/9/92
-----------------------------------------------------------------------------------------------------

Dated: May 18, 2004                                               CSDVI-16-0504
                                                                  2004-018